EXHIBIT 10.7

                             OFFICE LEASE AGREEMENT
                                 (FULL SERVICE)

         THIS LEASE AGREEMENT, made this 16th day of July, 1999, by and between JOPPA GREEN II LIMITED PARTNERSHIP, a Maryland limited partnership, hereinafter called "Landlord" and BAY NATIONAL CORPORATION, hereinafter called "Tenant".

                                   WITNESSETH:

         That in consideration of the rents and covenants hereinafter set forth, Landlord hereby leases to Tenant, and Tenant hereby rents from Landlord, premises in the Joppa Green II Building in Baltimore County, Maryland, (hereinafter referred to as the "Building"). The Building and other facilities are located upon a parcel of land (hereinafter referred to as the "Building Area") as shown on the plat attached hereto and marked "Exhibit A". This Lease shall be for the term, upon the rents, and subject to the terms and conditions hereinafter set forth as follows:

         1.       LEASED PREMISES.

         The portion of the Building leased hereunder is hereinafter referred to as the "Leased Premises" and contains approximately 947 square feet of leasehold space, as outlined in red on "Exhibit B", attached hereto and made a part hereof (the "Floor Area"). The Floor Area is calculated by measuring from the outside of any exterior walls of the Leased Premises to the center line of any partitions constructed which separate the Leased Premises from the remaining or adjacent premises of the Building.

         2.       TERM.

         The term of this Lease shall commence on the later to occur of, (a) July 1, 1999, or (b) if work is to be performed to the Premises, the date the Leased Premises are "ready for occupancy as hereinafter defined," but no later than August 1, 1999, and shall be for a period of five (5) years and five (5) months (the "Lease Term") plus the part of the month, if any, from the date of the commencement of the Lease term to the first day of the first full calendar month thereof. The Leased Premises shall be considered "ready for occupancy" the date that Landlord transmits notice to Tenant that Landlord has substantially completed all work to be performed to the Leased Premises. After the execution of this Agreement, each of the parties hereto agrees, upon demand of the other, to execute a declaration in recordable form expressing the commencement and termination dates of the lease term as soon as the commencement date has been determined.

         3.       RENT.

         Tenant covenants and agrees to pay to Landlord, as rental for the Leased Premises, a base rental in the amount of TWENTY THOUSAND THREE HUNDRED SIXTY DOLLARS AND FIFTY CENTS ($20,360.50) per annum, plus a public factor charge equal to twelve percent (12%) of the base rental, the total sum of the base rental and the public factor charge to be TWENTY-TWO THOUSAND EIGHT HUNDRED THREE DOLLARS AND SEVENTY-SIX CENTS ($22,803.76) per annum (hereinafter the "Base Rent") payable in twelve (12) equal monthly installments in advance on the first day of each full calendar month during the term of this Lease Agreement, the first such payment to include any prorated rental for the period from the date of the commencement of the Lease Term to the first day of the first full calendar month thereof. Base Rent and additional rent to be paid under this Section or any other Section of this Lease shall be paid by Tenant without any deductions or set-offs whatsoever and without demand.

         The Tenant shall, on the signing and execution of this Agreement, pay to Landlord, the sum of THREE THOUSAND EIGHT HUNDRED DOLLARS AND SIXTY-THREE CENTS ($3,800.63) to be applied by the Landlord to the payment of rent for the Leased Premises for the first and last months of the term of this Lease. It is agreed between the respective parties hereto that this payment shall constitute an advance rental, and that the Landlord shall have the unrestricted right to the use of the funds herein provided to be paid.

         Rent payable under this Section 3 shall be increased annually commencing with the second year and each successive year thereafter during the term of this Lease by an amount equal to four percent (4%) of the amount of rent paid by Tenant during the year preceding each annual increase.

         All rentals payable by Tenant to Landlord under this Agreement shall be paid to Landlord at the office of Landlord herein designated by it for notices. Tenant will promptly pay all rentals herein prescribed when and as the same shall become due and payable, without notice, demand, abatement, deduction or set-off. Tenant shall pay a "late charge" not in excess of eight percent (8%) of any installment of rental (or any other charge or payment as may be considered additional rental under this Lease) when paid more than five (5) days after the due date thereof, to cover the extra expense involved in handling delinquent payments. In addition to the eight percent (8%), Tenant agrees to pay reasonable attorney fees, court costs or other costs incurred by Landlord as a result of the Tenant's delinquent payment of rent. If Landlord after ten (10) days written notice to Tenant,shall pay any monies, or incur any expenses in correction of violation of covenants herein set forth, the amount so paid or incurred shall, at Landlord's

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option, and on written notice to Tenant, be considered additional rental payable by Tenant with the first installment of rental thereafter becoming due and payable, and may be collected or enforced as by law provided in the respective rentals.

         All additional costs and monies required to be paid by Tenant to Landlord under the terms of this Lease, are interpreted and understood to constitute additional rent for purposes of this Lease Agreement under the provisions of the Real Property Article of the Annotated Code of Maryland.

         4.       USE.

         The Leased Premises are leased to Tenant solely for the purpose of conducting therein a general administrative office to include banking services. Tenant shall not use or permit the Leased Premises or any part thereof to be used for any purpose or purposes other than the purpose set forth herein. No use shall be made or permitted to be made of the Leased Premises or acts done which will increase the existing rate of insurance on the Building or the Building Area or cause the cancellation of any insurance policy covering the Building or the Building Area or any part thereof, nor shall Tenant sell or permit to be kept, used or sold in or about the Leased Premises any article which may be prohibited by the standard form of fire insurance policies. Tenant shall not commit or suffer to be committed any waste upon the Leased Premises or any public or private nuisance or any other act or thing which may disturb the quiet enjoyment of any other tenant in the Building. Tenant shall not use the Leased Premises or permit the same to be used in whole or in part for any purpose or use that is deemed to be in violation of any of the laws, ordinances, regulations or rules of any public authority or organization at any time.

         5.       COMMON AREA AND FACILITIES.

         During the term of this Lease, Tenant shall have the right of nonexclusive use, in common with others, of the driveways, footways and parking area and other common areas, shown on "Exhibit A," provided that such use shall be subject to such reasonable rules and regulations as Landlord may from time to time prescribe governing the same; and provided that Landlord shall at all times have full and exclusive control, management and direction thereof. Landlord shall further have the right to police the same, to assign specific parking area for tenants and for visitors; to close temporarily all or any portion of the parking areas as may be required for proper maintenance and or repair; and, to do and perform such other reasonable acts in and to such areas as, in the use of its business judgment, the Landlord shall determine to be advisable in order to improve the overall operation and/or make more convenient the use thereof by Tenants of the Building. Landlord will, at its expense operate and maintain the common areas and facilities in a manner deemed by Landlord, in its sole discretion, to be reasonable and appropriate and for the best interests of the tenants in the operation of the Building. Notwithstanding anything contained in the above, Landlord agrees to use its best efforts not to interrupt Tenant's business during required repairs or maintenance to the Leased Premises.

         6.       REAL ESTATE TAXES.

         Landlord shall be responsible for and shall pay to each and all appropriate taxing authorities or third parties, all taxes, with respect to the Building. "Taxes" shall mean with respect to the Building (including all land, buildings and improvements shown on Exhibits A and B, attached hereto) all present and future real estate taxes, assessments, ad valorem charges, front foot benefit charges and all other governmental impositions and/or levies, whether or not now customary or within the contemplation of the parties hereto and regardless of whether the same shall be extraordinary or ordinary, general or special, foreseen or unforeseen, or similar or dissimilar to any of the foregoing.

         7.       ELEVATORS, HEATING, AIR CONDITIONING AND CLEANING.

         Landlord shall, if and insofar as existing facilities permit: (a) provide necessary automatic elevator service seven (7) days per week 24 hours per day; (b) furnish heat or air conditioning to the Leased Premises, when and as required during normal business hours which is 8:00 A.M. to 6:00 P.M. Monday through Friday, and on Saturdays from 8:00 A.M. to 1:00 P.M. (herein called "normal business hours"); (c) cause the Leased Premises to be kept clean, by providing standard office use janitorial services, provided the same are kept in order by Tenant. Landlord shall have no responsibility to provide any services under (b) above except during normal business hours. After-hours services or services in addition to the scope of those set forth in (b) above shall be provided at the expense of the Tenant and shall be made pursuant to terms and conditions acceptable to Landlord and embodied in a written agreement between Landlord and Tenant. Landlord reserves the right to stop service of the heating, air conditioning, elevator, plumbing and electric systems, when necessary, by reason of accident, or emergency, or for repairs or improvements, which in the judgment of Landlord are desirable or necessary to be made. Landlord shall have no responsibility or liability for failure to supply heat, air conditioning, elevator, plumbing, cleaning, and electric service, during any period described in the preceding sentence or when prevented from so doing by laws, orders, or regulations of any Federal, State, County or Municipal authority or by strikes, accidents, or by any other cause whatsoever beyond Landlord's control.

         8.       ELECTRICITY.

         Landlord will furnish Tenant throughout the Lease Term a reasonable amount of electric current at 110 volts for lighting purposes and for small items of office equipment such as dictating machines, desktop computers, typewriters, and copying machines. Landlord shall furnish electric power seven
(7) days per week, 24 hours per day as mentioned above, but for the operation of any other electrical equipment or appliance, unless arrangements for such after-hours operations, or for the installation of such electrical equipment or appliance, shall have been made pursuant to terms and conditions acceptable to Landlord and embodied in a written agreement between Landlord and Tenant.

         9.       INSURANCE.

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         Landlord shall maintain at all times during the term of this Agreement appropriate policies of insurance for the Building, which shall cover the improvements to the Leased Premises, but which shall not include Tenant's personal property or any other type of property of the Tenant located upon the Leased Premises or within the Building. The insurance maintained by Landlord will include fire and extended insurance coverage, rental insurance, umbrella liability insurance, and any other insurance that may, from time to time, be required by Landlord's mortgagee or lender.

         10.      PUBLIC LIABILITY INSURANCE.

         With respect to the Leased Premises, Tenant will keep in force at its own expense, so long as this Lease remains in effect, Comprehensive General Liability Insurance (providing among other coverages; Blanket Contractual; Personal Injury, Independent Contractors, Products/Completed Operations Hazard, Automobile Liability/Comprehensive Form, and Workers' Compensation) with companies and in a form acceptable to Landlord with a minimum of One Million Dollars ($1,000,000.00) of combined single limit general liability coverage, naming both Landlord and Tenant as insured parties; and Tenant will further deposit the policy or policies of such insurance or certificates thereof, with Landlord. A certificate of insurance with the aforementioned coverage must be issued not later than ten (10) days prior to Tenant, its agents, or contractors entering the Leased Premises for occupancy or to prepare the Leased Premises for occupancy.

         11.      RULES AND REGULATIONS.

         Tenant agrees to be bound by the Rules and Regulations as adopted, promulgated and amended by Landlord pertaining to and for the purpose of maintaining and operating the Building and the Building Area in a clean and orderly manner, preserving the safety and good order thereof, and furthering the convenience and welfare of all of the tenants in the Building Area. A copy of these Rules and Regulations is attached hereto and said Rules and Regulations may be reasonably amended from time to time by Landlord. Said Rules and Regulations and any reasonable amendments, changes or additions thereto which Landlord may hereafter make are hereby incorporated in this Lease and shall be binding upon Tenant as if fully set forth herein. Landlord agrees to enforce all Rules and Regulations uniformly against all tenants of the building.

         12.      REPAIRS.

         Tenant will keep the interior of the Leased Premises in good order and repair. Tenant will surrender the Leased Premises at the expiration of the term, or at such other time as it may vacate the premises, in as good condition as when received, excepting depreciation caused by ordinary wear and tear, and damage by fire and other casualty.

         Tenant will promptly repair at its own expense any damage to the Leased Premises caused by bringing into the premises any property for Tenant's use or by the installation or removal of such property, regardless of fault or by whom such damage shall be caused, unless caused by Landlord, its agents, employees or contractors; and, in default of such repairs by Tenant, Landlord after notice to Tenant shall make the same and Tenant agrees to pay the cost to Landlord promptly upon Landlord's demand therefor.

         The Landlord shall be responsible for the maintenance, cleaning and repair of the exterior portion of all exterior doors, exterior windows, and exterior glass which comprise the Leased Premises. Landlord shall keep the balance of the building, parking areas and grounds in good order and repair.

         13.      HAZARDOUS AND INFECTIOUS WASTE.

         Tenant hereby agrees that (1) no activity will be conducted on the Leased Premises that will produce any Hazardous Substance; (2) the Leased Premises will not be used in any manner for the storage, generation or production of any Hazardous Substances; (3) no portion of the Leased Premises will be used as a landfill or a dump; (4) Tenant will not install any underground tanks of any type; (5) Tenant will not allow any surface or surface conditions to exist or come into existence that constitute, or with the passage of time may constitute, a public or private nuisance; (6) Tenant will not permit any Hazardous Substances to be brought into the Leased Premises; (7) Tenant shall provide at its expense for proper disposal of all infectious wastes from all parts of the Leased Premises, and (8) Tenant shall cause all infectious wastes to be segregated from all other trash and refuse, and shall comply with all requirements reasonably imposed by the Landlord or by law regarding the storage and disposal of such infectious wastes. If any Hazardous Substance is so brought or found in or on the Leased Premises, it shall be immediately removed by Tenant, with proper disposal, and all required cleanup procedures shall be diligently undertaken pursuant to all Environmental Laws, by Tenant, at Tenant's sole expense. Landlord warrants that to the best of its knowledge, the Leased Premises contain no hazardous and infections waste as of the day Tenant occupies the Leased Premises. The Tenant shall indemnify, defend, and hold Landlord harmless from and against and shall reimburse Landlord with respect to, any and all expenses, losses, claims, demands, suits, actions, damages and liability (including, but not limited to, costs and expenses of defending against all of the aforesaid) arising (or alleged to arise) from (1) Tenant's failure to store or dispose of infectious wastes in a safe and careful manner or to comply with all federal, state and local laws regarding such matters, (2) Tenant's breach of any of its obligations under this Section or (3) if the Leased Premises are found to contain any Hazardous Substance. The foregoing indemnification shall survive the expiration or earlier termination of this Lease. The term "Hazardous Substances," as used in this Lease, shall mean pollutants, contaminants, toxic or hazardous wastes, or any other substances, the removal of which is required or the use or storage of which is restricted, prohibited, regulated or penalized by any "Environmental Law," which term shall mean any federal, state, or local law, ordinance or regulation relating to pollution or protection of the environment.

         14.      ALTERATIONS BY TENANT.

         Subject to the prior written consent of Landlord, which shall not be unreasonably withheld, Tenant at Tenant's expense, may make alterations, additions or improvements which are nonstructural and which do not affect utility services or plumbing and

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electric lines, in or to the interior of the Leased Premises. All alternations, improvements or additions shall remain upon the Leased Premises at the expiration of this Lease and become the property of Landlord unless Landlord shall, prior to such expiration or termination, have given Tenant not less than fifteen (15) days prior written notice to remove the same, in which event Tenant shall at its expense forthwith remove such alterations, improvements and additions. Tenant may remove any of its trade fixtures installed at its expense. Upon removal of any trade fixtures from the premises or upon removal of any alterations, additions or improvements as may be required by Landlord, Tenant shall immediately and at its expense, repair and restore the Leased Premises to the condition existing prior to installation and repair any damage to the Leased Premises or the Building due to such removal. Tenant shall be responsible to pay all costs associated with any alteration, construction or reconstruction of the Leased Premises required by any governmental authority in order to comply with the provisions of the Americans with Disability Act of 1990 provided said alterations, construction or reconstruction is caused by Tenant's occupancy. All property permitted or required to be removed by Tenant at the end of the term remaining in the Leased Premises after Tenant's removal shall be deemed abandoned and may, at the election of Landlord, either be retained as Landlord's property or may be removed from the premises by Landlord at Tenant's expense. Tenant agrees to carry and shall cause Tenant's contractors and sub-contractors to carry such workman's compensation, general liability, personal and property damage insurance as Landlord may require. If any mechanic's lien is filed against the Leased Premises, or the Building of which the same forms a part for work claimed to have been done for, or materials furnished to Tenant whether or not pursuant to this Section, the same shall be discharged or bonded by Tenant within ten (10) days thereafter. Failure to discharge or bond any such lien shall constitute a default hereunder.

         15.      DUTIES OF THE TENANT AT EXPIRATION OF TERM.

          Tenant will surrender the Leased Premises at the expiration of the term, or at such other time as it may vacate the Leased Premises, broom clean and in as good condition as when received, excepting depreciation caused by ordinary wear and tear. Tenant will promptly repair at its own expense any damage to the Leased Premises caused by bringing into the premises any property for Tenant's use or by the installation or removal of such property, regardless of fault or by whom such damage shall be caused, unless caused by Landlord, and, in default of such repairs by Tenant, Landlord shall make the same and Tenant agrees to pay the cost thereof to Landlord promptly upon Landlord's demand therefor.

         16.      SIGNS.

         Tenant shall, at its sole cost and expense, affix a sign containing Tenant's name, business practice and suite location upon or near the exterior entrance door to the Leased Premises or other location designated by Landlord in accordance with the Sign Policy of the Landlord attached hereto and made a part hereof. Landlord does hereby grant Tenant the right to install an outside sign to identify its dropbox. Said Sign Policy and any reasonable amendments, changes or additions thereto which Landlord may hereafter make are hereby incorporated in this Lease and shall be binding upon Tenant as if fully set forth herein, provided that said policy shall in no way be in conflict with any of the terms and conditions of this Lease. Any amendments, changes or additions to the Sign Policy shall be effective upon written notice thereof to Tenant in the manner provided in Section 28 hereof.

         Other than as provided in Landlord's Sign Policy, Tenant will not place or suffer to be placed or maintained on the exterior of the Leased Premises any other sign, advertising matter, or any other thing of any kind whatsoever. Tenant further agrees to maintain its entrance door or entry sign and any other signs as may be approved by Landlord and provided for in Landlord's Sign Policy, in good condition and repair at all times.

         17.      INDEMNITY BY TENANT.

         Tenant will indemnify Landlord and save it harmless from and against any expenses, loss or liability paid, suffered or incurred as the result of any breach by Tenant, Tenant's agents, servants, employees, customers, contractors, visitors or licensees, of any covenant or condition of this Lease, and any and all claims, actions, damages, liability and expense in connection with loss of life, personal injury and/or damage to property or costs associated with any modifications to the Leased Premises required by any governmental authority, arising from or out of the occupancy or use by Tenant of the Leased Premises or any part thereof or any other part of the Building Area, or occasioned wholly or in part by any act or omission of Tenant, Tenant's agents, servants, employees, customers, contractors, visitors or licensees, provided, however, that this indemnification shall not apply to any such injury, loss, damage or liability arising from any omission, fault, negligence, or misconduct on the part of Landlord, its agents, servants, employees, contractors or licensees.

         18.      LANDLORD EXCULPATION.

         It is understood and agreed that Landlord is a Maryland partnership and/or joint venture and that no partner of the partnership, as may now or hereafter be constituted, shall have any liability to Tenant or any person claiming under, by or through Tenant upon any action, claim, suit or demand brought pursuant to the terms and conditions of this Lease arising out of the occupancy by Tenant of the Leased Premises. The Landlord shall not be responsible or liable to the Tenant for any injury or damage resulting from acts or omissions of persons occupying property adjoining the Leased Premises or any part of the Building of which the Leased Premises is a part, or for any injury or damage resulting to the Tenant or its property from bursting, stoppage, or leaking of water, gas sewer or steam pipes, or any other circumstance, except where such loss or damage arises from the willful or negligent misconduct of the Landlord.

         19.      FIRE OR OTHER CASUALTY.

         If the Leased Premises, or any other portion of the Building, shall be damaged by fire, the elements, unavoidable accident or other casualty, but the Leased Premises are not thereby rendered untenantable in whole or in part, Landlord shall promptly at its own expense cause such damage to

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be repaired, and the rent shall not be abated. If by reason of such occurrence, the Leased Premises shall be rendered untenantable only in part, Landlord shall promptly at its own expense cause the damage to be repaired, and the rent meanwhile shall be abated proportionately as to the portion of the Leased Premises rendered untenantable. If by reason of such occurrence (a) the Leased Premises shall be rendered wholly untenantable or (b) the damage is not covered by Landlord's insurance or (c) at 25% of the leasable area of the building is damaged, Landlord may elect within 90 days after said occurrence not to reconstruct the destroyed premises in which event this Lease and the tenancy hereby created shall cease as of the date of said occurrence, the rental to be adjusted as of such date. All of the above notwithstanding, if Landlord, in its absolute discretion, shall desire, within a reasonable time after the occurrence of any such accident or casualty (even though the Leased Premises may not have been affected by the same) to demolish, rebuild or reconstruct the Building, then, upon written notice from Landlord to Tenant, this Lease shall terminate on a date to be specified in such notice, and all rent payable hereunder shall be adjusted as of the time of the occurrence of any such accident or casualty.

         Landlord and Tenant respectively waive and release each other from any and all rights of recovery, claims, losses and/or damages arising or resulting from any act or omission of either with respect to the Leased Premises to the extent that such loss or damage should have been covered under their respective insurance policies in accordance with this Lease Agreement. Furthermore, Landlord and Tenant agree to waive any right of subrogation on behalf of any party in whom such right may otherwise exist or accrue as a result of any of the aforesaid incidents. Landlord shall not be liable in any event for interruption to Tenant's business or damage to Tenant's property.

         20.      INSPECTION AND ENTRY BY LANDLORD.

         The Tenant at any time during the term shall permit inspection of the Leased Premises during reasonable hours after notice from Landlord by the Landlord or the Landlord's agents or representatives, and by or on behalf of prospective purchasers, and during the six months next preceding the expiration of this Lease shall permit inspection thereof by or on behalf of prospective tenants. The Tenant shall permit the Landlord to erect, use and maintain pipes and conduits in and through the Leased Premises. The Landlord shall have the right to change the arrangement and/or location of entrances or passageways, doors, and doorways, corridors, stairs, toilets or any of the other public parts of the building containing the Leased Premises, and after reasonable notice, to change the name, number or designation by which said building is commonly known. If at any time an entry shall be deemed necessary for protection of the property, or for making any repair or decorations, whether for the benefit of the Tenant or not, the Landlord or Landlord's agents may enter into the Leased Premises, and accomplish such purposes and make such repairs or decorations. The Tenant shall permit during the six months next preceding the expiration of this Lease, signs or notices indicating that the Leased Premises are 'to let' or 'for sale' to be posted and remain upon the Leased Premises.

         If the Landlord is required by any law, ordinance, regulation or order to make any structural alteration, change or addition in the building of which the Leased Premises are part, and to carry out which it is reasonably necessary to take some portion of the Leased Premises, the Landlord shall have the right to do so and the rent herein reserved shall thereafter be proportionately reduced and the Tenant shall not be entitled to any damages which may be occasioned thereby. If such structural alteration, change or addition shall so affect the Leased Premises as to make them substantially unusable for the purpose herein set forth, either the Landlord or the Tenant, may terminate this Lease on 30 days' written notice and effective upon the date set forth in such notice this Lease shall then cease and expire as if such date were the date herein fixed for the expiration of the term hereof.

         21.      ASSIGNMENT AND SUBLETTING.

         Tenant shall not assign or transfer all or any portion of its interest in this Lease or in the Leased Premises, nor sublet all or any portion of the Leased Premises, without the prior written consent of Landlord not to be unreasonably withheld or delayed. Any assignment, sublease or other such transfer without Landlord's prior written consent shall be voidable, and, at Landlord's election, shall constitute a Default of Tenant hereunder. Consent by Landlord to one or more assignments or sublettings shall not operate as a waiver of Landlord's rights with respect to any subsequent assignment or subletting. If Tenant is a partnership, a withdrawal or change (voluntary, involuntary, or by operation of law) of any partner owning twenty percent (20%) or more of the partnership, or the dissolution or liquidation of the partnership, shall be deemed an assignment of this Lease. If Tenant is a corporation, any dissolution, merger, consolidation, or other reorganization of Tenant, or the sale or other transfer of the controlling percentage of the capital stock of Tenant, or the sale of fifty-one percent (51%) of the value of the assets of Tenant, shall be deemed an assignment of this Lease. If Tenant consists of more than one person, a purported assignment (voluntary, involuntary, or by operation of law) from any of such persons to any other person or entity shall be deemed an assignment of this Lease. Notwithstanding any assignment or subletting, Tenant and any guarantor of Tenant's obligations under this Lease shall at all times remain fully liable for the payment of all Rent and other obligations under this Lease. Landlord shall have the right at any time to assign this Lease, in whole or in part, to any third party.

         22. NOTICE OF DEFAULT TO LANDLORD AND MORTGAGEE AND RIGHT TO CURE.

         If Landlord shall fail to perform any covenant, term or condition of this Agreement required to be performed by Landlord, Tenant shall give, by certified mail, a notice of default to the Landlord, which shall specifically set forth the nature of the nonperformance by the Landlord and shall give the Landlord thirty (30) days within which to cure such default or nonperformance. Said notice of default shall be a condition precedent to the institution by Tenant of any judicial proceedings for nonperformance or default against the Landlord. Tenant agrees to give any mortgagee and/or Trust Deed Holders, by certified mail, a copy of any notice of default served upon the Landlord, provided that prior to such notice, Tenant has been notified, in writing, of the address of such mortgagees and/or Trust Deed Holders. Tenant further agrees that if Landlord shall fail to cure such default within the time provided for in this Lease Agreement, then the mortgagees and/or Trust Deed Holders shall have an additional thirty (30) days within which to cure such default or, if such default cannot be cured within that time, then such additional time as may be necessary if within such thirty (30) days, any mortgagee and/or Trust Deed Holders has commenced and is diligently pursuing the remedies necessary to cure such default (including but not limited to commencement of foreclosure proceedings, if necessary to effect such cure), in which event this Lease shall not be terminated while such remedies are being so diligently pursued.

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         23.      LIMITATION OF TENANT REMEDIES.

         If Landlord shall fail to perform any covenant, term or condition of this Agreement upon Landlord's part to be performed, and, as a consequence of such default, Tenant shall recover a money judgment against Landlord, such judgment shall be satisfied only (i) out of the proceeds of sale received upon the execution of such judgment and levy thereon against the rights, title and interest of Landlord in the property of which the demised premises are a part;
(ii) out of the rents or other income of the property of which the demised premises are a part receivable by Landlord; and/or (iii) out of the consideration received or receivable by Landlord from the sale or other disposition of all or any part of Landlord's right, title and interest in the property of which the demised premises are a part. In the event Landlord shall sell, transfer, assign or in any manner dispose of its interest in the demised premises which are the subject matter of this Lease, Landlord's right, obligations and covenants contained in this Agreement, as to this Landlord, shall thereupon cease and be no longer binding or effective.

         24.      PERFORMANCE BY TENANT.

         Tenant covenants and agrees that it will perform all covenants and agreements herein expressed on its part to be performed, and that it will promptly upon receipt of written notice specifying action desired by Landlord in connection with any such covenant or agreement, commence to comply with such notice; and further, that if Tenant shall not commence and proceed diligently to comply with such notice to the satisfaction of Landlord within ten (10) days after delivery thereof, then Landlord may, at its option, enter upon the Leased Premises and do the things specified in said notice, and Landlord shall not be liable to Tenant for any loss or damage resulting in any way from such action by Landlord, and Tenant agrees to pay as additional rent, promptly upon demand, any expense incurred by Landlord in taking such action.

         25.      CONDEMNATION.

         If the whole or any part of the Leased Premises shall be acquired or condemned by way of condemnation, or under threat thereof, for any public or quasi-public use or purpose, then in that event this Lease and the tenancy created hereunder shall cease and terminate from the date of title vesting in such proceeding and Tenant shall have no claim against Landlord or against any award obtained for the value of any unexpired portion of the lease term or otherwise, provided, that the rent payable hereunder shall be adjusted as of the date of any such termination.

         26.      DEFAULT.

         As used in this Lease, each of the following events shall constitute and is hereinafter referred to as an "Event of Default" or "Default," with notice from Landlord to Tenant of any right to cure; (a) if the Tenant (i) fails to pay any Rent or any other sum which it is obligated to pay under this Lease after ten (10) days written notice from Landlord, (ii) fails to perform any of its other obligations under this Lease after twenty (20) days written notice from Landlord, or (iii) breaches any of its covenants, representations, warranties or agreements under this Lease after twenty (20) days written notice from Landlord; or (b) if the Tenant fails to occupy and assume possession of the Leased Premises on or before the 30th day after the Leased Premises are ready for occupancy; or (c) a default occurs under any sublease of all or a portion of the Leased Premises; or (d) if Tenant shall vacate the Leased Premises and permit the same to remain unoccupied and unattended, or shall remove or attempt to remove or manifest an intent to remove, not in the ordinary course of business, Tenant's goods and property from or out of the Leased Premises.

         Upon the occurrence of an Event of Default, Landlord shall have the option, in addition to and not in limitation of any other remedy permitted by law or by this Lease, to exercise any or all of the following remedies; (a) terminate this Lease, in which event Tenant shall immediately surrender the Leased Premises to Landlord, but if Tenant shall fail to so do, Landlord may, without further notice and without prejudice to any other remedy Landlord may have for possession or arrearages in rent, or damages for breach of contract, enter upon the Leased Premises and remove Tenant, any other person occupying the Leased Premises and their effects without being liable to prosecution or any claim for damages; (b) enter the Leased Premises as the agent of Tenant, without being liable to prosecution of any claim for damages and relet the Leased Premises as the agent of Tenant and receive the rent therefor, and Tenant shall pay Landlord any deficiency that may arise by reason of such reletting on demand; (c) receive the rents from any subtenants of Tenant in the Leased Premises; (d) perform any act Tenant is obligated to perform under the terms of this Lease (and enter upon the Leased Premises in connection therewith if necessary) in Tenant's name and on Tenant's behalf, without being liable for prosecution or any claim for damages therefor, and Tenant agrees to reimburse Landlord on demand for any expenses which Landlord may incur in thus effecting compliance with Tenant's obligations under this Lease (including, but not limited to, collection costs and legal expenses), plus interest thereon at the maximum rate permitted by law, and Tenant further agrees that Landlord shall not be liable for any damages resulting to Tenant from such action; (e) alter all locks and other security devices at the Leased Premises; (f) exercise the provisions of applicable laws respecting the speedy recovery of tenements held over by tenants of proceedings in forcible entry and detainer; (g) restrain any default or violation, or attempted or threatened default or violation of any of the terms, covenants, conditions or other provisions of this Lease, by injunction, order of specific performance or other appropriate equitable relief. The payment of such Rent shall not constitute a penalty or forfeiture or liquidated damages, but shall constitute payment of Rent for the remainder of the Term. Upon the payment by the Tenant of the entire amount of the Rent for the remainder of the Term together with all other sums then due and owing the Landlord, Tenant shall be entitled to receive from Landlord all rents received by Landlord from other tenants on account of the Leased Premises during the remainder of the Term of this Lease, if any; provided, however, that the monies to which Tenant shall become so entitled shall in no event exceed the entire amount payable by Tenant to Landlord as Rent. Any such claim for Rent by Landlord shall not preclude Landlord from collecting the Additional Rent due under this Lease or exercising any other remedy permitted by law, equity or by this Lease.

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         Following the occurrence of any Event of Default, Tenant shall also be liable for and shall pay to Landlord as Additional Rent all costs and expenses incurred by Landlord in enforcing or defending Landlord's rights and/or remedies at law, equity or hereunder, including reasonable attorneys' fees, litigation expenses, court costs and other necessary disbursements.

         27.      REMEDIES CUMULATIVE.

         No mention in this Lease of any specific right or remedy shall preclude Landlord or Tenant from exercising any other right or from having any other remedy, or from maintaining any action to which it may otherwise be entitled either at law or equity; and the failure of Landlord or Tenant to insist in any one or more instances upon a strict performance of any covenant of this Lease or to exercise any option or right herein contained shall not be construed as a waiver of relinquishment for the future of such covenant, right or option, but the same shall remain in full force and effect unless the contrary is expressed in writing by Landlord.

         28.      SUCCESSORS AND ASSIGNS.

         This Lease and the covenants and conditions herein contained shall inure to the benefit of and be binding upon Landlord, its successors and assigns, and shall be binding upon Tenant, its successors and assigns, and shall inure to the benefit of Tenant and only such assigns of Tenant to whom the assignment by Tenant has been consented to by Landlord, to the extent such consent is required.

         29.      NOTICES.

         All notices, demands and requests required under this Lease shall be in writing. All such notices, demands and requests shall be deemed to have been properly given if sent by United States registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

         (a)    If to Landlord:                 With copies to:

                c/o MacKenzie Commercial        MacKenzie Services Corporation
                Real Estate Services, LLC       Suite 200
                Suite 200                       2328 West Joppa Road
                2328 West Joppa Road            Lutherville, MD 21093
                Lutherville, MD 21093

         (b)    If to Tenant:

                Bay National Corporation        Ober/Kaler
                2328 W. Joppa Road              120 E. Baltimore Street
                Lutherville, Maryland 21093     Baltimore, Maryland  21202-1643
                                                Attention:  Robert E. Scher

         Either party may designate a change of address by written notice to the other party, and thereafter all notices to such parties shall be sent by registered or certified mail to such substitute address.

         30.      APPLICABLE LAW.

         This Lease shall be construed under the laws of the State of Maryland.

         31.      SUBORDINATION AND ATTORNMENT.

         Tenant accepts this Lease, and the tenancy created hereunder, subject and subordinate to the lien, operation and effect of each and every ground lease and existing or future mortgage, deed of trust or other security instrument constituting a lien upon or affecting the Building or the Building Area, or any part thereof and to any renewals, extensions, consolidations, modifications or refinancings thereof. Notwithstanding anything contained in the above, Landlord will use its best efforts upon request by Tenant to obtain a non-disturbance agreement from its lender or mortgagee with Tenant paying for any costs associated with said non-disturbance agreement.

         In the event of any foreclosure sale or sales pursuant to the terms of any mortgages or deeds of trust or other security instruments now or hereafter constituting a lien upon or affecting the Building or Building Area of any part thereof, by virtue of judicial proceedings or otherwise, this Lease Agreement shall, at the option of the mortgagee or beneficiary under the deed of trust or other security instrument or the foreclosure purchaser continue in full force and effect and Tenant thereunder will, upon request, attorn to and acknowledge the foreclosure purchaser or purchasers at such sale, as landlords hereunder.

         Tenant shall, at any time hereafter, within ten (10) days of demand by Landlord, execute any instrument, releases or other documents that may be required by any mortgagee or mortgagor or over landlord for the purpose of confirming such subordination and attornment. The failure of Tenant to execute any such instruments, releases or documents, shall constitute a Default hereunder.

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         32.      ESTOPPEL CERTIFICATES.

         Tenant agrees at any time hereafter upon not less than ten (10) days prior notice by Landlord, to execute, acknowledge and deliver to Landlord a statement in writing certifying that this Lease Agreement is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating the modifications). Such certificate shall state the dates to which the rent and other charges have been paid in advance, if any, and whether or not to the best knowledge of the signer of such certificate Landlord is in default in performance of any covenant, agreement or condition contained in this Lease Agreement; and if applicable, specifying each such default of which the signer may have knowledge, it being intended that any such statement delivered hereunder may be relied upon by third parties not a party to this Lease.

         33.      QUIET ENJOYMENT.

         If and so long as Tenant pays rent and additional rent reserved by this Lease, and is not in Default hereunder, Tenant shall quietly enjoy the Leased Premises, subject, however, to the terms and provisions hereof.

         34.      TERMINATION.

         This Lease and the tenancy hereby created shall cease and determine at the end of the Lease Term, or any extension or renewal thereof, without the necessity of any notice from either Landlord or Tenant to terminate the same, and Tenant hereby waives notice to vacate the Leased Premises and agrees that Landlord shall be entitled to the benefit of all provisions of law respecting the summary recovery of possession of premises from a tenant holding over to the same extent as if statutory notice had been given.

         35.      HOLDING OVER.

         Any holding over after the expiration of the Lease Term by Tenant shall be deemed to be a tenancy from month to month and except for the term thereof, and the rent payable during such term, shall be on the same terms and conditions specified herein, so far as are applicable. Base Rent payable by a hold over tenant shall be 1.5 times the Base Rent payable on a monthly basis under Section 3 hereof.

         36.      NO WAIVER.

         The failure of Landlord or Tenant to insist, in any one or more instances, upon a strict performance of any of the covenants of this Lease, or to exercise any option herein contained, shall not be construed as a waiver, or a relinquishment for the future, of such covenant or option, but the same shall continue and remain in full force and effect. The receipt by Landlord of rent, with knowledge of the breach of any covenant hereof, shall not be deemed a waiver of such breach, and no waiver by Landlord of any provision hereof shall be deemed to have been made unless expressed in writing and signed by Landlord.

         37.      ENTIRE AGREEMENT.

         This writing is intended by the parties as a final expression of their agreement and as a complete and exclusive statement of the terms thereof, all negotiations, considerations and representations between the parties having been incorporated herein. No course of prior dealings between the parties or their affiliates shall be relevant or admissible to supplement, explain or vary any of the terms of the Lease. Acceptance of, or acquiescence in, a course of performance rendered under this or any prior agreement between the parties or their affiliates shall not be relevant or admissible to determine the meaning of any of the terms of this Lease. No representations, understandings or agreements have been made or relied upon in the making of this Lease other than those specifically set forth herein. This Lease can only be modified by a writing signed by all of the parties hereto or their duly authorized agents.

         38.      APPROVAL OF MORTGAGEE.

         This Lease Agreement is contingent upon the approval of any and all mortgagees or other lenders of the Landlord. Landlord shall have five (5) days from the execution of this Lease Agreement to obtain all necessary approvals from its mortgagee or other lenders; and thereafter shall have the right to extend said approval period an additional ten (10) days upon written notice to Tenant. If said approvals cannot be obtained within the aforesaid period, this Lease Agreement and the rights and duties of the parties hereunder, shall be null and void and be of no further effect.

         39.      ZONING AND LICENSING APPROVALS.

         Anything herein elsewhere contained to the contrary, this Lease and all the terms, covenants, and conditions hereof are in all respects subject and subordinate to all zoning restrictions affecting the Leased Premises, and the Building in which they are located, and the Tenant agrees to be bound by such restrictions. The Landlord further does not warrant that any license or licenses, permit or permits, which may be required for the business to be conducted by the Tenant on the Leased Premises will be granted, or, if granted, will be continued in effect or renewed, and any failure to obtain such license or licenses, permit or permits, or any revocation thereof or failure to renew the same, shall not release the Tenant from its obligations under this Lease Agreement.

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         40.      BROKERS.

         Tenant represents that Tenant has dealt directly with Colliers Pinkard and MacKenzie Commercial Real Estate Services, LLC, as broker in connection with this Lease and insofar as Tenant knows, no other broker negotiated this Lease or is entitled to any commissions in connection with its execution.

         41.      SEPARABILITY.

         If any term or provision of this Lease or the application thereof to any person or circumstances other than those as to which it is held invalid, or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.

         42.      TENANT IMPROVEMENTS.    [See Addendum No. 1]

         43.      TERM EXTENSION.   [See Addendum No. 2]

         44.      ADDENDA.

         Addenda consisting of one page, with addenda numbered Addendum No. 1 and 2 are attached hereto and made a part hereof.

         IN WITNESS WHEREOF, the parties hereto have executed this Lease Agreement as of the day and year first above written.


WITNESS                            LANDLORD:  JOPPA GREEN II LIMITED PARTNERSHIP

                                   By:   MacKenzie Properties, Inc.,
                                         General Partner


                                   By:        /s/ Gary T. Gill            (Seal)
-------------------------                ---------------------------------
                                         Gary T. Gill,
                                         Executive Vice President

WITNESS:                           TENANT:  BAY NATIONAL CORPORATION


   /s/ John S. DiPietro            By:        /s/ Hugh Mohler             (Seal)
   --------------------                  ---------------------------------
                                         Hugh Mohler,
                                         Director

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                                 ADDENDUM NO. 1
                                 --------------

         Tenant and Landlord have reviewed and approved the design for the layout of the Leased Premises, a copy of which is attached to the Lease as Exhibit B-1, the "Scaled Plan". The Scaled Plan includes the location of all partitions, interior doors, lighting fixtures, light pole switches, electrical outlets and telephone receptacles or systems, plumbing fixtures together with the specifications therefor and any other improvements Tenant desires to be made thereto prior to the commencement of the Lease Agreement. Landlord, through its agent, shall install all the above mentioned improvements with Landlord contributing $7.00 per usable square foot towards those costs. Any costs for improvements over and above the aforementioned allowance, including furniture and fixtures, shall be at Tenant's sole cost and expense.

         It is also understood and agreed that Landlord shall grant Tenant the pre-approved right to install an exterior drop box into the Leased Premises with Landlord having final approval on the location, size and style of said box. The cost to install and purchase the drop box shall be the sole responsibility of Tenant. Tenant also understands that it must restore the drop box location to its original condition upon its vacancy of the Leased Premises at its sole cost and expense.

                                 ADDENDUM NO. 2
                                 --------------

                              TERM EXTENSION RIDER

         1.       OPTION(S) TO EXTEND TERM.

         Providing that Tenant is not in default under any of the terms, covenants, and conditions of its Lease Agreement, Landlord hereby grants Tenant the optional right(s) to extend the terms of this Lease for one (1) successive period(s) of five (5) years as follows:

         Each period added to the term of this Lease by exercise of an option shall be called an "Extended Term." The term of this Lease will be the original term plus each Extended Term. An option to create an Extended Term may be exercised only by the Tenant giving written notice thereof to Landlord not less than one hundred eighty (180) days prior to the expiration of the original term or any prior Extended Term of this Lease. The written notice required hereunder shall be certified mail, return receipt requested.

         2.       LIMITATIONS ON EXERCISE TO EXTEND TERM.

                  A. If any option to extend the term of this Lease is not timely exercised, all unexercised options to extend shall automatically become null and void.

                  B. Each right to extend the term of this Lease may be exercised only by the undersigned Tenant for its continued use and occupancy of the Leased Premises and only if it is in possession of the Leased Premises and operating a permitted use there when it exercises the right. No such right shall be conveyed or deemed conveyed to any assignee, subtenant, concessionaire or licensee of the undersigned Tenant even though Landlord may have approved the assignment, subletting, concession or license.

                  C. If Tenant is in default under the Lease, all unexercised rights to extend the term of the Lease shall automatically be extinguished and become null and void.

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
         3.       LEASE PROVISIONS.

         All terms, covenants, and conditions set forth in the Lease of even date herewith with respect to the original terms shall apply to any Extended
Term: provided, however, that the rent or base annual rent as provided for in this Lease shall be adjusted at the commencement of any Extended Term by an amount equal to four percent (4%) over and above the base rent paid by Tenant in the last year of the original lease term. Subsequent increases during the remainder of the extended term shall equal four percent (4%) of the amount of rent paid by Tenant during the year preceding each annual increase.

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
                                    EXHIBIT A

                                    [GRAPHIC]


BY RECIPROCAL EASEMENT AGREEMENT, PARKING IS PERMITTED ON THE LOT ADJACENT.

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                                    EXHIBIT B

                                    [GRAPHIC]

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                                   EXHIBIT B-1

                                    [GRAPHIC]

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                                    EXHIBIT D

                              RULES AND REGULATIONS
                              ---------------------



         1. Tenant will comply with all rules and regulations issued by all governmental agencies whose jurisdiction affects the Leased Premises or the Building of which the Leased Premises are a part (the "Building"). Tenant shall not make any alterations to the Building without first obtaining the written permission of Landlord which shall not be unreasonably withheld and all appropriate and necessary governmental permits and/or licenses.

         2. When electric wiring of any kind is introduced, it must be connected as directed by Landlord, and no stringing or cutting of wires will be allowed, except with the prior written consent of Landlord, and shall be done only by contractors approved by Landlord. The number and location of telephones, telegraph instruments, electric appliances, call boxes, etc., shall be subject to Landlord's approval.

         3. No sign, placard, picture, advertisement, name or notice shall be inscribed, displayed, printed or affixed on or to any part of the outside or inside of the Building without the Tenant first obtaining the written consent of Landlord which shall not be unreasonably withheld. Landlord shall have the right to remove any such sign, placard, picture, advertisement, name or notice without notice to and at the expense of Tenant. All approved signs or lettering on doors shall be printed, painted, or affixed or inscribed at the expense of Tenant by a person or company approved by the Landlord. Landlord shall not place anything or allow anything to be placed near or on the glass of any window, door, partition of wall which may appear unsightly from outside the premises.

         4. No awning or other projections shall be attached to the outside walls of the Building. No curtains, blinds, shades or screens shall be attached to or hung in, or used in connections with, any window or door of the Leased Premises, without the prior written consent of Landlord. Such curtains, blinds or shades must be of a quality, type, design, and color, and attached in a manner approved by the Landlord.

         5. The sidewalks, halls, passages, exits, entrances, elevators and stairways shall not be obstructed by Tenants or used by them for any purpose other than for ingress to and egress from their respective premises. All halls, passages, exits, entrances, elevators, stairways, balconies and roof are not for the use of the general public and the Landlord shall in all cases retain the right to control and prevent access thereto by all persons whose presence, in the sole judgment of the Landlord, shall be prejudicial to the safety, character, reputation and interest of the Building and its Tenants, provided that nothing herein contained shall be construed to prevent such access to persons with whom the Tenant normally deals in the ordinary course of business, unless such persons are engaged in illegal activities. Unless making repairs required to be made under the terms of the Lease to heating, ventilation or air conditioning located thereon, neither Tenant nor any employees or invitees of the Tenant shall have access to or go upon the roof of the Building without the prior approval of the Landlord.

         6. After regular business hours on weekdays, Saturdays, Sundays and legal holidays, Tenant, its agents, servants, employees and invitees, shall abide by such security rules and regulations as Landlord may promulgate.

         7. Waterclosets and urinals shall not be used for any other purpose other than those for which they were constructed; and no sweepings, rubbish, ashes, newspaper or any other substances of any kind shall be thrown into them. Waste and excessive or unusual use of electricity or water is prohibited.

         8. A dumpster shall be provided to the Building site by the Landlord for use by the Tenants with the cost to be borne by the Tenants on a pro-rata share except when under a Full Service Lease Agreement. Abnormal amount of trash or garbage generated by either Tenant's initial movement into and

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occupancy of the Leased Premises, or the purchase of equipment or fixtures placed on the Leased Premises shall be removed by Tenant at his sole cost or expense and shall not be placed in the dumpster provided by Landlord.

         9. Tenant shall not make or permit to be made any loud or offensive noises, keep any foul or noxious gas or substance or other disturbances of any kind in the Leased Premises or within the Building. Tenant shall be responsible for insuring that any office equipment and machinery is installed in such a manner as to absorb and prevent the transmission of vibration and noise beyond the confines of the Leased Premises so as to not to disturb other Tenants in the Building.

         10. No additional lock or locks shall be placed by Tenant on any door in the Building, without prior written consent of Landlord. Ten (10) keys will be furnished to Tenant by Landlord; two additional keys will be supplied to Tenant by Landlord, upon request, without charge; any additional keys requested by Tenant shall be paid for by Tenant. Tenant, its agents and employees, shall not have any duplicate key made and shall not change any locks. All keys to doors and washrooms shall be returned to Landlord at the termination of the tenancy, and, and in the event of loss of any keys furnished, Tenant shall pay Landlord the cost thereof.

         11. The Tenant shall not use any other method of heating or air conditioning than that provided by the Landlord, without first obtaining the written consent of the Landlord.

         12. No animals or birds of any kind shall be kept in or permitted on or about the Leased Premises or any other part of the Building.

         13. No cooking shall be done or permitted by any Tenant on the Leased Premises excepting the use of microwave ovens and coffee makers; nor shall the Premises be used for the storage of merchandise, washing clothes, lodging or for any improper, objectional or immoral purposes.

         14. Tenant shall not be permitted to use or keep explosives, kerosene, cleaning fluid or any other illuminating, combustible or explosive material or substance of any kind in the Building or the Leased Premises excepting those products which are generally accepted for everyday cleaning, and excepting those used in the operation of Tenant's business and used, stored and disposed of in accordance with applicable laws.

         15. Tenant shall not be permitted to keep food upon the Leased Premises except in proper containers, cabinets and refrigerators and in strict accordance with all applicable fuels, regulations and ordinances of all local health and sanitation authorities.

         16. Tenant shall comply with all Tenant requirements issued and mandated by insurance companies insuring the Building.

         17. Landlord reserves the right to institute energy management procedures when applicable.

         18. No vending, video, amusement machine or machines of any other description shall be installed, maintained or operated upon the Leased Premises or the Building without the prior written consent of the Landlord.

         19. No Tenant shall lay linoleum, title, carpet or other similar floor covering so that the same shall be affixed to the floor of the Leased Premises or the Building in any manner except as approved by the Landlord. The expense of repairing any damage resulting from violation of this Rule 19 or of removing any floor covering shall be borne and paid for by the Tenant who violated, either by its own actions or the actions of its contractors of employers, this Rule.

         20. Landlord shall inspect the Leased Premises prior to the vacation of the Premises by the Tenant and the Tenant shall be responsible for any damage done to the Leased Premises by Tenant in the course of its occupancy or vacation of the Premises.

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         21. No contract of any kind with any supplier of towels, water, ice, toilet articles, waxing, rug shampooing, venetian blind washing, furniture polishing, lamp servicing, cleaning of electrical fixtures, removal of waste paper, rubbish or garbage, or other like service shall be entered into by Tenant for the Leased Premises or any other portion of the Leased Premises without the prior written approval of the Landlord, nor shall any vending machine of any kind be installed in the Building, without prior written approval of the Landlord.

         22. Canvassing, soliciting and peddling in the Building are prohibited, and Tenant shall cooperate with Landlord to prevent these practices.

         23. There shall not be used in the Leased Premised or in the Building, either by Tenant or by others in the delivery or receipt of merchandise, any hand trucks except those equipped with rubber tires and side guards.

         24. Landlord hereby reserves to itself any and all rights not granted to Tenant hereunder, including, but not limited to, the following rights which are reserved to Landlord for its purposes in operating the Building:

                  a. the exclusive right to use of the name of the Building for all purposes, except that Tenant may use the name as its business address and for no other purpose;
                  b. the right to change the name or address of the Building, without incurring any liability to Tenant for so doing;

                  c. the right to install and maintain a sign or signs on the exterior of the Building or within the Building Area;

                  d. the exclusive right to use or dispose of the use of the roof of the Building;

                  e. the right to limit the space on the directory of the Building to be allotted to Tenant; and

                  f. the right to grant to any one the right to conduct any particular business or undertaking in the Building.

         25. The Landlord reserves the right at any time to rescind any one or more of these Rules and Regulations, or to make such other and further reasonable Rules and Regulations as in the Landlord's judgement may, from time to time, be necessary for the safety, care and cleanliness of the Building, Building Area or any part thereof, and for the preservation of other herein.

Initials:
[  /s/  ]      [  /s/  ]
Landlord        Tenant

This exhibit is considered a part of the lease agreement.

The landlord has taken responsibility of providing these signs to maintain continuity of appearance, materials and procedure.

The landlord will be reimbursed for costs incurred by the tenant within 15 days after installation.

The tenant will provide the landlord with the graphics for the signs within 10 days after the lease is signed to facilitate production of signs.


                                 TENANT PLAQUES

There is one type of suite plaque allowed for tenants of Joppa Green II. The sign will be located on the wall nearest to the door opening hardware. The sign will be fabricated with a polished brass frame mechanically fastened to the wall and an inset polished brass laminate plaque with black screen printed copy. The maximum number of lines permitted on the sign will be four (4). The type face will be Americana Bold, in 1" caps and lower case letters. The maximum number of characters on the line will be twelve (12) including spaces.

                                    [GRAPHIC]

The sign shown here is the permissible sign approved for Joppa Green. No deviations will be allowed, unless otherwise noted.

Initials:
[  /s/  ]      [  /s/  ]
Landlord        Tenant

                                       18